                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [ ]   Preliminary proxy statement.                [ ]   Confidential, for use of the Commissioner
 [x]   Definitive proxy statement.                       only (as permitted by Rule 14a-6(e)(2).
 [ ]   Definitive additional materials.
 [ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


-------------------------------------------------------------------------------

                 TRANSAMERICA IDEX MUTUAL FUNDS (Janus Global)
-------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]   No fee required.

         [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
                  (1) Title of each class of securities to which transaction applies: N/A
                  (2) Aggregate number of securities to which transaction applies: N/A
                  (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
                  (4) Proposed maximum aggregate value of transaction: N/A
                  (5) Total fee paid: $0

         [ ]   Fee paid previously with preliminary materials.

         [ ]   Check box if any part of the fee is offset as provided by Exchange Act Rule
               0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount Previously Paid: N/A
                  (2) Form, Schedule or Registration Statement No.: N/A
                  (3) Filing Party: N/A
                  (4) Date Filed: N/A

                              TA IDEX JANUS GLOBAL
                                   A SERIES OF
                         TRANSAMERICA IDEX MUTUAL FUNDS
                          (FORMERLY IDEX MUTUAL FUNDS)

                              570 CARILLON PARKWAY
                       ST. PETERSBURG, FLORIDA, 33716-1294
                                 1-800-433-4339

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on April 23, 2004

                                   ----------


To the Shareholders:

Notice is hereby given that Transamerica IDEX Mutual Funds ("TA IDEX") will hold a special meeting of shareholders of TA IDEX Janus Global (the "Fund") on April 23, 2004, at TA IDEX's offices, 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294, at 2:30 p.m., local time, as adjourned from time to time (the "Special Meeting") for the purposes listed below:

     1. To approve new sub-advisory agreements between AEGON/Transamerica Fund Advisers, Inc., and Great Companies, L.L.C. and Templeton Investment Counsel, LLC on behalf of the Fund.

     2. To transact such other business as may properly come before the Special Meeting.

After careful consideration, Board of Trustees of TA IDEX (the "Board") unanimously approved the new sub-advisory agreement and recommends that shareholders vote "FOR" Proposal 1.

The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board has fixed the close of business on February 27, 2004 as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

By Order of the Board,

John K. Carter, Esq.
Secretary

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT THE PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                              TA IDEX JANUS GLOBAL

                                   A SERIES OF
                         TRANSAMERICA IDEX MUTUAL FUNDS
                          (FORMERLY IDEX MUTUAL FUNDS)
                              570 CARILLON PARKWAY
                       ST. PETERSBURG, FLORIDA, 33716-1294
                                 1-888-233-4339

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 23, 2004

This proxy statement and enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of Transamerica IDEX Mutual Funds ("TA IDEX") for use at a special meeting of shareholders of TA IDEX Janus Global (the "Fund"), on April 23, 2004, at TA IDEX's offices, 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294, at 2:30 p.m., local time, as adjourned from time to time (the "Special Meeting"). The Board is soliciting proxies from shareholders of the Fund with respect to the proposals set forth in the accompanying notice. It is anticipated that proxies and proxy statements will first be mailed to shareholders on or about March 17, 2004.

SHAREHOLDER REPORTS

Shareholders can find important information about the Fund in the TA IDEX annual report dated October 31, 2003, which has been mailed previously to shareholders. If you have not received this report or would like to receive an additional copy, please contact TA IDEX by writing at P.O. Box 9015, Clearwater, Florida 33758-9015, or by calling the telephone number above. A copy of the report will be provided free of charge.

                                  INTRODUCTION

AEGON/Transamerica Fund Advisers, Inc ("ATFA"), as investment adviser to the Fund, has traditionally retained a sub-adviser to provide portfolio management services to the Fund. Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, has served as such pursuant to an investment sub-advisory agreement between ATFA and Janus dated April 2, 2002, as amended (the "Current Sub-Advisory Agreement"), which was last approved by the Board, including a majority of the Trustees who are not "interested persons" (for regulatory purposes) of TA IDEX or any party to the Fund's investment advisory or sub-advisory agreements ("Independent Trustees"), at a meeting held on December 3, 2002.

At a meeting of the Board held on December 2, 2003, the Trustees determined that the best interests of Fund shareholders would be served with the services of a different investment sub-adviser. After careful consideration, upon recommendation of ATFA and the management of TA IDEX, the Trustees, including a majority of the Independent Trustees, approved, subject to shareholder approval, the selection of Great Companies, L.L.C. (Great Companies") and Templeton Investment Counsel, LLC ("Templeton"), to serve as the new investment sub-advisers to the Fund.

In addition, if Fund shareholders approve the proposed sub-advisory agreements between ATFA, and Great Companies and Templeton (the "New Sub-Advisory Agreements"), forms of which are attached as Exhibits A & B, it is anticipated that the Fund will be restructured in connection with Templeton and Great Companies' service as the Fund's co-sub-advisers. Such restructuring will include, without limitation: a change of the Fund's investment objective; its investment policies; and a name change of the Fund from "TA IDEX Janus Global" to "TA IDEX Templeton Great Companies Global."

Approval of a change of the Fund's investment objective and name does not require shareholder approval. However, the restructuring is contingent upon the appointment of Templeton and Great Companies as co-sub-advisers to the Fund. Consequently, the Board recommends that the shareholders of the Fund approve the New Sub-Advisory Agreements.

                                   PROPOSAL 1
                                 APPROVAL OF NEW
                             SUB-ADVISORY AGREEMENTS

THE FUND'S CURRENT INVESTMENT MANAGEMENT ARRANGEMENTS

Investment Advisory Agreement. ATFA serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") dated as of June 25, 1998, as amended. The Advisory Agreement was initially approved by the Board for a term of two years and is approved annually thereafter in accordance with the terms of the 1940 Act. The Advisory Agreement was last approved by the Trustees of the Fund, including a majority of the Independent Trustees, on September 9, 2003, and was last approved by shareholders on April 1, 2001. The name, address and principal occupation of the principal executive officer and each director of ATFA are set forth in Exhibit C.

ATFA is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) (Western Reserve) and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. Great Companies is a 30% owned indirect subsidiary of AUSA. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

Pursuant to the Advisory Agreement for the Fund, ATFA is subject to the supervision of the Trustees and, in conformity with the stated policies of TA IDEX, manages both the investment operations of the Fund and the composition of the TA IDEX funds, including the purchase, retention and disposition of portfolio securities. The Investment Adviser is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of TA IDEX and each fund thereof, including the Fund. The Investment Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreement. For its services, ATFA is compensated by the Fund at the rate of 1.00% of the Fund's first $750 million of the Fund's average daily net assets; 0.90% of assets over $750 million up to $1 billion; and 0.85% of assets over $1 billion. During the Fund's most recently completed fiscal year ended October 31, 2003, ATFA received a total of $4,543,900.21 for service as its investment adviser.

Upon approval of the New Sub-Advisory Agreement, the Advisory Agreement will be amended to reduce the investment advisory fee payable to ATFA under the Advisory Agreement, which eventually may result in a reduction of advisory fees paid by the Fund. After the Advisory Agreement is amended, ATFA will receive 0.80% of the first $500 million of the fund's average daily net assets; 0.70% of assets over $500 million, less 50% of any amount reimbursed per any expense limitation. The amount of investment management fees paid to ATFA had the new advisory fee arrangements been in place during the Fund's most recently completed fiscal year would have been $3,632,009.73.

Under the Advisory Agreement, ATFA reviews the performance of all sub-advisers, and makes recommendations to the Trustees with respect to the retention of sub-advisers and renewal of sub-advisory agreements. In connection therewith, ATFA is obligated to keep certain books and records of TA IDEX. ATFA also administers the business affairs of TA IDEX and, in connection therewith, furnishes TA IDEX with office facilities and certain ordinary clerical and bookkeeping services. The management services of ATFA for TA IDEX are not exclusive under the terms of the Advisory Agreement, and ATFA is free to, and does, render management services to others.

In connection with its management of the business affairs of TA IDEX, ATFA bears: (a) all expenses incurred by ATFA or by TA IDEX in connection with managing the ordinary course of TA IDEX business, other than those assumed by TA IDEX; and (b) the fees payable to a sub-adviser pursuant to the sub-advisory agreement between ATFA and a sub-adviser.

The Advisory Agreement provides that ATFA will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement continues in effect for a period of no more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act of 1940 ("1940 Act"). The Advisory Agreement also provides that it will terminate automatically if assigned and may be terminated without penalty by the Trustees of TA IDEX, by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by ATFA, upon 60 days' written notice to TA IDEX.

Apart from the reduced level of compensation payable by the Fund to ATFA under the Advisory Agreement, the terms of the Advisory Agreement, and the services to be provided to the Fund thereunder, will remain unchanged if the New Sub-Advisory Agreements are approved.

THE FUND'S PROPOSED SUB-ADVISORY ARRANGEMENTS

THE NEW INVESTMENT SUB-ADVISERS. Templeton, with its principal office located at 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, and Great Companies, with its principal place of business at 635 Court Street, Suite 100, Clearwater, Florida 33756, are investment advisers registered as such with the U.S. Securities and Exchange Commission. The name, address and principal occupation of the principal executive officer and each director of Templeton and Great Companies are set forth in Exhibit C.

THE NEW SUB-ADVISORY AGREEMENTS. The following summary of each of the proposed Sub-Advisory Agreements is qualified in its entirety by reference to the copies of the New Sub-Advisory Agreements, forms of which are attached as Exhibits A & B.

The terms of the New Sub-Advisory Agreements are substantially similar to those of the Current Sub-Advisory Agreement, except for the parties to the agreement, the effective date and the level of compensation payable by ATFA to Templeton and Great Companies. The New Sub-Advisory Agreements provide that, subject to ATFA's and the Board's supervision, Templeton and Great Companies are responsible for managing the investment operations of the Fund and for making investment decisions and placing orders to purchase and sell securities for the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, Templeton and Great Companies will also provide ATFA with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Board may reasonably request.

Each Sub-Advisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund, and a majority of the Trustees who are not parties to the New Sub-Advisory Agreement or "interested persons" (for regulatory purposes) of any party to the New Sub-Advisory Agreement by votes cast in person at a meeting called for that purpose. However, the New Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; each Sub-Advisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Fund's management agreement with ATFA; and each New Sub-Advisory Agreement may be terminated at any time by Templeton and Great Companies or ATFA on 60 days' written notice to the other party to each New Sub-Advisory Agreement. Each New Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Templeton and Great Companies will not be liable for any act or omission in connection with its activities as sub-adviser to the Fund.

COMPARISON OF FEES. Under the Current Sub-Advisory Agreement, the sub-advisory fee payable by ATFA to Janus is: 0.50% of the first $750 million of the fund's average daily net assets; 0.45 of the next $250 million; and 0.425 over $1 billion. Under each proposed sub-advisory agreement between ATFA, and Templeton and Great Companies, the sub-advisory fee is 0.35% of the first $500 million of the fund's average daily net assets, and 0.30% of assets over $500 million. Of that sub-advisory fee, Great Companies and Templeton are compensated for the respective portion of assets that it manages; Templeton receives 0.40% for the first $500 million of assets, while Great Companies receives 0.40% for the difference between the amount of assets managed by Templeton up to $500 million; with each sub-adviser receiving 0.375% of assets over $500 million up to $1.5 billion; and 0.35% over $1.5 billion of the portion of assets that it manages.

In addition, the following fee waiver is in place:

         Not withstanding anything in the Sub-Advisory Agreement to the contrary, Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements ("Waivers") to the extent necessary to reduce its effective monthly sub-advisory fees for the Janus Growth and Janus Global Funds by the following percentages based on the combined average daily net assets of the funds.

         Combined Asset Levels                                    Percentage Fee Waiver
         ---------------------                                    ---------------------
         Assets between $1.5 billion and $3.0 billion             5% Fee Reduction
         Assets between $3.0 billion and $5.0 billion             7.5% Fee Reduction
         Assets above $5 billion                                  10.0% Fee Reduction

The calculation of the effective fee will be as follows:

                     Total Sub-Advisory Fee             = Effective Fee
                     ----------------------
                     Average Daily Balance

The Discount Calculation is:

         Effective Fee x $1.5 billion x 5% +
         Effective Fee x $3 billion x 7.5%
         Effective Fee x Current Average Daily Balance - $5 billion x 10% = Total Fee Discount to be applied to Original Sub-Advisory Fee

During the Fund's most recently completed fiscal year ended October 31, 2003, Janus received an aggregate annual total of $2,296,326.28 from ATFA for services rendered to the Fund.

The aggregate amount of investment management fees paid by ATFA had the New Sub-Advisory Agreement been in place during the Fund's most recently completed fiscal year would have been $1,588,789.77.

The Fund did not pay any affiliated brokerage fees for the fiscal year ended October 31, 2003.

NEW FUND INVESTMENT OBJECTIVES AND STRATEGIES. If the proposed Sub-Advisory Agreements are approved, the name of the Fund will be changed to TA IDEX Templeton Great Companies Global, and the following objective and investment strategies will be those of the Fund:

OBJECTIVE: The Fund's objective is to seek long-term growth of capital.

The Fund's assets are split and allocated to two sub-advisers, Great Companies and Templeton. Great Companies manages a portion of the Fund's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the Fund's assets composed of non-U.S. securities (called the "international portfolio"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the Fund are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the Fund's domestic securities, seeks to achieve the Fund's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the Fund's domestic portfolio.

Companies identified by Great Companies for inclusion in the Fund's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the Fund's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the Fund will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the Fund's international securities, seeks to achieve the Fund's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the Fund's investments, "foreign securities" means those securities issued by companies that:

     -    have its principal securities trading markets outside the U.S.; or

     - derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

     -    have a significant portion of their assets outside the U.S.; or

     -    are linked to non-U.S. dollar currencies; or

     - are organized under the laws of, or with principal offices in, another country

The Fund's definition of "foreign securities" may differ from the definition of the same or similar term as used in other mutual Fund prospectuses. As a result, the Fund may hold foreign securities that other Funds may classify differently.

The Fund may invest a portion of its assets in smaller companies. The Fund considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

TEMPORARY DEFENSIVE POSITION

The Fund may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the Fund's principal investment strategies). Under these circumstances, the Fund may be unable to achieve its investment objective.

Templeton and Great Companies provide investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Exhibit D sets forth certain information regarding each registered investment company portfolio advised or sub-advised by Templeton and Great Companies with an investment objective similar to that contemplated for the Fund.

EVALUATION BY THE BOARD

At an in-person meeting of the Board held on December 2, 2003, at which a majority of the Trustees were in attendance, including a majority of the Independent Trustees, the Board considered and approved the New Sub-Advisory Agreements. In considering the approval of the proposed New Sub-Advisory Agreements, the Trustees considered whether the approval of the New Sub-Advisory Agreements were in the best interests of the Fund and its shareholders. The Trustees, including the Independent Trustees, unanimously authorized the submission of the New Sub-Advisory Agreements to Fund shareholders for approval.

In determining whether it was appropriate to approve the New Sub-Advisory Agreements and recommend approval by shareholders, the Trustees reviewed materials furnished by ATFA, and Templeton and Great Companies. ATFA explained to the Trustees the research, review and selection process that it employed to identify Templeton and Great Companies as the best potential candidates as new sub-advisers to the Fund, which included the review of Templeton's and Great Companies' due diligence materials by ATFA. ATFA explained the reasons why it selected Templeton and Great Companies and why it recommended that the Trustees approve Templeton and Great Companies as the Fund's new co-sub-advisers. The Board also requested information that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by legal counsel with respect to its deliberations.

The Trustees approved the New Sub-Advisory Agreements and recommended shareholder approval on the basis of the following considerations, among others:
1) the proposed fees, which the Trustees determined were fair and reasonable in light of the services expected to be provided, comparable to fees paid by similar mutual Funds, and lower than sub-advisory fees currently payable under the Current Sub-Advisory Agreement; 2) the anticipated costs of the services; 3) the estimated profitability of Templeton and Great Companies' relationships with TA IDEX; 4) the nature, quality and extent of the sub-advisory services expected to be provided by Templeton and Great Companies in light of their reputation, expertise and resources, and the historical performance of accounts advised by it; 5) Templeton and Great Companies' representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with significant portfolio management experience, Templeton and Great Companies' entrepreneurial commitment to the management and success of the Fund, the overall high quality of Templeton and Great Companies' personnel, operations, financial condition, investment management capabilities, and investment methodologies; and 6) the terms of each New Sub-Advisory Agreements are comparable to those of the Current Sub-Advisory Agreement.

In reaching its decision to approve the New Sub-Advisory Agreements and recommend approval by shareholders, the Board did not identify any single factor as being of paramount importance. Based upon its review, the Board determined that the proposed New Sub-Advisory Agreements are in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Board unanimously approved the New Sub-Advisory Agreements and recommended its approval by Fund shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS AS PROVIDED UNDER THIS PROPOSAL. UNMARKED PROXIES WILL BE SO VOTED.

                                 OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

While ATFA has agreed to reduce the management fee payable to it by the Fund if the New Sub-Advisory Agreements are approved and Templeton and Great Companies become co-sub-advisers to the Fund, ATFA may be deemed to have a material interest in approval of Proposal 1. If shareholders approve the proposal, ATFA will be relieved of its obligation to pay sub-advisory fees payable to Janus (which fees are higher than the sub-advisory fees payable to Templeton and Great Companies); and Great Companies, an affiliate of ATFA, will receive a portion of the sub-advisory fees instead of Janus.

ATFA, the Fund's investment adviser, and AEGON/Transamerica Fund Services, Inc., its administrator, are located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The principal underwriter/distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

                               VOTING INFORMATION

PROXY SOLICITATION. The principal solicitation of proxies will be by the mailing of this Proxy Statement commencing on or about March 17, 2004, but proxies may also be solicited by telephone and/or in person by representatives of TA IDEX, regular employees of AEGON/Transamerica Investor Services, Inc. (the transfer agent of TA IDEX) or its affiliate(s), or ALAMO Direct ("ALAMO"), a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from ALAMO to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The estimated cost of retaining ALAMO is approximately $234,997, plus applicable postage. The costs of the Special Meeting, including the preparation and mailing of the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be borne by ATFA.

SHAREHOLDER VOTING. Shareholders of record of the Fund who own shares of beneficial interest at the close of business on February 27, 2004 (the "Record Date") will be entitled to vote at the Meeting, including any adjournment(s) thereof, with respect to New Sub-Advisory Agreements. As of the Record Date, there were issued and outstanding 17,318,595.822 shares of the Fund, representing the same number of votes.

To the knowledge of the Fund, as of February 27, 2004, no Trustee of TA IDEX beneficially owned 1% or more of the outstanding shares of the Fund, and the officers and Trustees of TA IDEX beneficially owned, as a group, less than 1% of the shares of the Fund.

To the knowledge of the Fund, as of February 27, 2004, no persons owned beneficially or of record 5% or more of the outstanding shares of the Fund.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares, with no share having cumulative voting rights. With respect to the Fund, a majority of the shares of beneficial interest outstanding on the Record Date, represented in person or by proxy, will constitute a quorum for the Special Meeting, and therefore must be present for the transaction of business at the Special Meeting. Only proxies that are voted, abstentions and "broker non-votes" (as defined below) will be counted toward establishing a quorum. In the event that a quorum is not present at the Special

Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund shares represented at the Special Meeting in person or by proxy (excluding abstentions and "broker non-votes," as defined below).

The person named as proxies will vote those proxies that they are entitled to vote FOR Proposal 1 in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST Proposal 1 for the Fund against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR Proposal 1. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Abstentions and "broker non-votes" are counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposals. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet, or by telephone by following the enclosed instructions. If you wish to participate in the Special Meeting, please submit the proxy card originally sent with the Proxy Statement or attend the Special Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone or via the Internet is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by filing with TA IDEX a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously tendered proxy. IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE.

REQUIRED VOTE. Approval of Proposal 1, the New Sub-Advisory Agreement, requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Proposal.

SHAREHOLDER PROPOSALS. As a general matter, TA IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the secretary of TA IDEX, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                      By Order of the Board of Trustees,

                                      John K. Carter, Esq., Secretary
                                      Transamerica IDEX Mutual Funds
                                      St. Petersburg, Florida


Exhibit A - Sub-Advisory Agreement with Templeton Investment Counseling, LLC Exhibit B - Sub-Advisory Agreement with Great Companies, L.L.C.
Exhibit C - Directors and Principal Officer of ATFA, Templeton & Great Companies Exhibit D - Similar Funds

                                    EXHIBIT A

                                     FORM OF

                         SUB-ADVISORY AGREEMENT BETWEEN
                   AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
                        TEMPLETON INVESTMENT COUNSEL, LLC

         SUB-ADVISORY AGREEMENT, made as of the ___ day of ____, between AEGON/Transamerica Fund Advisers, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and Templeton Investment Counsel, LLC ("Sub-Adviser"), a Delaware limited liability company.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997, as amended ("Advisory Agreement") with Transamerica IDEX Mutual Funds ("Transamerica IDEX"), a Massachusetts business trust which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and

         WHEREAS, Transamerica IDEX is authorized to issue shares of TA IDEX Templeton Great Companies Global (the "Trust"), a separate series of Transamerica IDEX;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services (in connection with non-U.S. securities) to the Investment Adviser with respect to the Trust and the Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Trust for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE SUB-ADVISER.

                  A. Investment Sub-Advisory Services. Subject to the supervision of the Transamerica IDEX Board of Trustees ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the non U.S. investments of the Trust in accordance with the Trust's investment objective, policies, and restrictions as provided in the Transamerica IDEX Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or Transamerica IDEX by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets of the Trust in a manner consistent with the Trust's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Trust, is authorized, in its discretion and without prior consultation with the Trust or the Investment Adviser, to:

          (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

          (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

               B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

          (1) furnish continuous investment information, advice and recommendations to Transamerica IDEX as to the acquisition, holding or disposition of any or all of the securities or other assets which the Trust may own or contemplate acquiring from time to time;

          (2) cause its officers to attend meetings, either in person or via teleconference, of Transamerica IDEX and furnish oral or written reports, as Transamerica IDEX may reasonably require, in order to keep Transamerica IDEX and its officers and Board fully informed as to the condition of the investment securities of the Trust, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

          (3) furnish such statistical and analytical information and reports as may reasonably be required by Transamerica IDEX from time to time.

                  C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Transamerica IDEX Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

                  D. Custody. Sub-Adviser shall have no responsibility with respect to maintaining custody of the Trust's assets. Sub-Adviser shall affirm security transactions with central depositories and advise the custodian of the Trust ("Custodian") or such depositories or agents as may be designated by Custodian and Investment Adviser promptly of each purchase and sale of a Trust security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. Sub-Adviser shall from time to time provide Custodian and Investment Adviser with evidence of authority of its personnel who are authorized to give instructions to Custodian. The Trust shall instruct the Custodian to provide the Sub-Adviser with such information as the Sub-Adviser may reasonably request relating to daily cash levels held by the Trust.

                  E. Proxy Voting. Unless Investment Adviser advises Sub-Adviser in writing that the right to vote proxies has been expressly reserved to Investment Adviser or the Trust or otherwise delegated to another party, Sub-Adviser shall exercise voting rights incident to such securities under Sub-Adviser's supervision held in the Trust without consultation with Investment Adviser or Trust, provided that Sub-Adviser will follow any written instructions received from Investment Adviser or Trust with respect to voting as to particular issues. Sub-Adviser shall further respond to all corporate action matters incident to such securities held in the Trust including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations. Should Sub-Adviser undertake litigation against an issuer on behalf of accounts which it manages that are shareholders of such issuer, Trust agrees, that in the event the Trust is also a shareholder of such issuer, to pay its proportionate share of any applicable legal fees associated with the action or to forfeit any claim to any assets Sub-Adviser may recover and, in such case, agrees to hold Sub-Adviser harmless for excluding the Trust from such action. In the case of class action suits involving issuers held by the Trust, Sub-Adviser may include information about the Trust for purposes of participating in any settlements.

         3.       COMPENSATION.

         For the services provided by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment management fee as specified in Schedule A of this Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.       EXPENSES.

         During the term of this Agreement, Sub-Adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically borne by the Trust or assumed by the Investment Adviser pursuant to the Advisory Agreement. The Trust and the Investment Adviser shall bear their own expenses, including but not limited to those expenses allocated to the Trust or the Investment Adviser in the Advisory Agreement, all proxy voting expenses and brokers' and underwriting commissions chargeable to the Trust in connection with the securities transactions to which the Trust is a party.

         5.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Trust pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement. Notwithstanding the Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Trust.

                  B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1) The Transamerica IDEX Declaration of Trust, as filed with the Commonwealth of Massachusetts, as in effect on the date hereof and as amended from time to time ("Trust");

                  (2) The By-Laws of Transamerica IDEX as in effect on the date hereof and as amended from time to time ("By-Laws");

                  (3) Certified resolutions of the Board of Transamerica IDEX authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

                  (4) The Transamerica IDEX Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Trust and its shares and all amendments thereto ("Registration Statement");

                  (5) The Transamerica IDEX Prospectus (as defined above); and

                  (6) A certified copy of any publicly available financial statement or report prepared for Transamerica IDEX by certified or independent public accountants, and copies of any financial statements or reports made by the Trust to its shareholders or to any governmental body or securities exchange.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

         Notwithstanding the above, the Sub-Adviser shall not be responsible for performing in accordance with any of the above-mentioned documents and notices unless Sub-Adviser has received such document or notice.

                  C. The Sub-Adviser hereby gives the Trust, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name "Templeton" (hereinafter referred to as the "Mark") in the United States as part of the name of the Trust, provided such name is approved by Sub-Adviser in writing. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. Neither the Trust nor the Investment Adviser shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, the Trust will immediately terminate all use of the Mark and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark. The Trust agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto.

         D. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales documentation, promotional, marketing, advertising and other written, printed or electronic material or performance information or data prepared for distribution to shareholders of the Trust or the public, which include the Mark or refer to the Trust, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof. Investment Adviser shall not use any such materials which include the Mark without the Sub-Adviser's prior written approval; and Investment Adviser shall not use any such materials which do not include the Mark if the Sub-Adviser reasonably objects in writing within fifteen (15) business days (or such other time as may be mutually agreed upon) after Sub-Adviser's receipt thereof.

         6.       BROKERAGE.

                  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of Trust securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Trust, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will Trust securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

                  C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of Trust securities by the Trust shall be placed in accordance with the standards set forth in the Advisory Agreement.

         7.       OWNERSHIP OF RECORDS.

         Sub-Adviser shall maintain all books and records required to be maintained by Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Trust. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-Adviser hereby agrees (i) to preserve for the periods prescribed by Rule 31a-3 under the 1940 Act any records that it maintains for the Trust that are required to be maintained by Rule 31a-1 under the 1940 Act, and (ii) to provide the Trust with access to or copies of any records that it maintains for the Trust upon reasonable request by the Trust.

         8.       REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         9.       SERVICES TO OTHER CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of Transamerica IDEX, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. Nothing in this Agreement shall impose upon Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Trust, any securities which the Sub-Adviser, or its officers, directors, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client. Sub-Adviser may give advice and take action with respect to any of its other accounts or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Trust.

         10.      SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

         The Sub-Adviser may (at its cost except as contemplated by Section 6 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Trust.

         11. LIABILITY OF SUB-ADVISER. Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Adviser, the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

         12.      REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                  B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and Transamerica IDEX with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Sub-Adviser has provided the Investment Adviser and Transamerica IDEX with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         13.      TERM OF AGREEMENT.

         This Agreement shall become effective as of the date of its execution and continue in effect for two years from its effective date, and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Transamerica IDEX Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Transamerica IDEX Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party. This Agreement may be terminated at any time, without payment of any penalty, by (i) Transamerica IDEX, or by a vote of the majority of the entire Transamerica IDEX Board of Trustees, or per the terms of an exemptive order - Release No. 23379 - under Section 6(c) of the Act from Section 15(a) and Rule 18f-2 under the Act, on at least 60 days' written notice to the Sub-adviser or
(ii) by the Sub-Adviser on 60 days' written notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         14.      NOTICES.

         Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the address below:

         If to Transamerica IDEX:

                  Transamerica IDEX Mutual Funds
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Investment Adviser:

                  AEGON/Transamerica Fund Advisers, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Sub-Adviser:

                  Templeton Investment Counsel, LLC
                  One Franklin Parkway
                  San Mateo, CA  94403-1906
                  Attn:  General Counsel
                  Telephone: (650) 525-7331
                  Fax: (650) 312-2221

         15.      TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Trust, or per the terms of the exemptive order - Release No. 23379 - under Section 6(c) of the 1940 Act from Section 15(a) and Rule 18f-2 under the 1940 Act, on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. In addition, the Sub-Adviser may terminate this Agreement at any time, or preclude its renewal, without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         16.      AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Trust's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

         17.      MISCELLANEOUS.

                  A. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto (except for the letter agreement relating to the re-balancing of the Trust's assets and cash flows) and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. Interpretation. Nothing herein contained shall be deemed to require Transamerica IDEX to take any action contrary to its Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of Transamerica IDEX.

                  E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" (unless otherwise defined herein) shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


ATTEST:                         AEGON/TRANSAMERICA FUND ADVISERS, INC.


By:                                   By:
    --------------------                   -----------------------------------
Name:                                 Name:
Title:                                Title:


ATTEST                          TEMPLETON INVESTMENT COUNSEL, LLC


                                      By
------------------------                 -------------------------------------
Name:                                 Name:
Title:                                Title:

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A


                     FUND                           SUB-ADVISER COMPENSATION                  TERMINATION DATE
----------------------------------------------- ---------------------------------- ---------------------------------------
   TA IDEX TEMPLETON GREAT COMPANIES GLOBAL      0.35% of the first $500 million               April 30, 2006
                                                 of the Fund's average daily net
                                                 assets and 0.30% of assets over
                                                          $500 million*

*Templeton receives a portion of the sub-advisory fee based on the amount of assets that it manages; it receives 0.40% of the fee for the first $500 million of the fund's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages in those breakpoint ranges).

                                    EXHIBIT B

                                     FORM OF

                         SUB-ADVISORY AGREEMENT BETWEEN
                   AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
                             GREAT COMPANIES, L.L.C.

         SUB-ADVISORY AGREEMENT, made as of the ___ day of ____, between AEGON/Transamerica Fund Advisers, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and Great Companies, L.L.C. ("Sub-Adviser"), an Iowa limited liability company.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997, as amended ("Advisory Agreement") with Transamerica IDEX Mutual Funds ("Transamerica IDEX"), a Massachusetts business trust which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and

         WHEREAS, Transamerica IDEX is authorized to issue shares of TA IDEX Templeton Great Companies Global (the "Trust"), a separate series of Transamerica IDEX;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services (in connection with non-U.S. securities) to the Investment Adviser with respect to the Trust and the Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Trust for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE SUB-ADVISER.

                  A. Investment Sub-Advisory Services. Subject to the supervision of the Transamerica IDEX Board of Trustees ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the U.S. investments of the Trust in accordance with the Trust's investment objective, policies, and restrictions as provided in the Transamerica IDEX Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or Transamerica IDEX by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets of the Trust in a manner consistent with the Trust's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Trust, is authorized, in its discretion and without prior consultation with the Trust or the Investment Adviser, to:

          (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

          (3) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

               B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

          (1) furnish continuous investment information, advice and recommendations to Transamerica IDEX as to the acquisition, holding or disposition of any or all of the securities or other assets which the Trust may own or contemplate acquiring from time to time;

          (2) cause its officers to attend meetings, either in person or via teleconference, of Transamerica IDEX and furnish oral or written reports, as Transamerica IDEX may reasonably require, in order to keep Transamerica IDEX and its officers and Board fully informed as to the condition of the investment securities of the Trust, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

          (3) furnish such statistical and analytical information and reports as may reasonably be required by Transamerica IDEX from time to time.

                  C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Transamerica IDEX Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

                  D. Custody. Sub-Adviser shall have no responsibility with respect to maintaining custody of the Trust's assets. Sub-Adviser shall affirm security transactions with central depositories and advise the custodian of the Trust ("Custodian") or such depositories or agents as may be designated by Custodian and Investment Adviser promptly of each purchase and sale of a Trust security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. Sub-Adviser shall from time to time provide Custodian and Investment Adviser with evidence of authority of its personnel who are authorized to give instructions to Custodian. The Trust shall instruct the Custodian to provide the Sub-Adviser with such information as the Sub-Adviser may reasonably request relating to daily cash levels held by the Trust.

                  E. Proxy Voting. Unless Investment Adviser advises Sub-Adviser in writing that the right to vote proxies has been expressly reserved to Investment Adviser or the Trust or otherwise delegated to another party, Sub-Adviser shall exercise voting rights incident to such securities under Sub-Adviser's supervision held in the Trust without consultation with Investment Adviser or Trust, provided that Sub-Adviser will follow any written instructions received from Investment Adviser or Trust with respect to voting as to particular issues. Sub-Adviser shall further respond to all corporate action matters incident to such securities held in the Trust including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations. Should Sub-Adviser undertake litigation against an issuer on behalf of accounts which it manages that are shareholders of such issuer, Trust agrees, that in the event the Trust is also a shareholder of such issuer, to pay its proportionate share of any applicable legal fees associated with the action or to forfeit any claim to any assets Sub-Adviser may recover and, in such case, agrees to hold Sub-Adviser harmless for excluding the Trust from such action. In the case of class action suits involving issuers held by the Trust, Sub-Adviser may include information about the Trust for purposes of participating in any settlements.

         3.       COMPENSATION.

         For the services provided by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment management fee as specified in Schedule A of this Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         5.       EXPENSES.

         During the term of this Agreement, Sub-Adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically borne by the Trust or assumed by the Investment Adviser pursuant to the Advisory Agreement. The Trust and the Investment Adviser shall bear their own expenses, including but not limited to those expenses allocated to the Trust or the Investment Adviser in the Advisory Agreement, all proxy voting expenses and brokers' and underwriting commissions chargeable to the Trust in connection with the securities transactions to which the Trust is a party.

         5.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Trust pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement. Notwithstanding the Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Trust.

                  B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1) The Transamerica IDEX Declaration of Trust, as filed with the Commonwealth of Massachusetts, as in effect on the date hereof and as amended from time to time ("Trust");

                  (2) The By-Laws of Transamerica IDEX as in effect on the date hereof and as amended from time to time ("By-Laws");

                  (3) Certified resolutions of the Board of Transamerica IDEX authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

                  (4) The Transamerica IDEX Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Trust and its shares and all amendments thereto ("Registration Statement");

                  (5) The Transamerica IDEX Prospectus (as defined above); and

                  (6) A certified copy of any publicly available financial statement or report prepared for Transamerica IDEX by certified or independent public accountants, and copies of any financial statements or reports made by the Trust to its shareholders or to any governmental body or securities exchange.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

         Notwithstanding the above, the Sub-Adviser shall not be responsible for performing in accordance with any of the above-mentioned documents and notices unless Sub-Adviser has received such document or notice.

                  C. The Sub-Adviser hereby gives the Trust, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name "Templeton" (hereinafter referred to as the "Mark") in the United States as part of the name of the Trust, provided such name is approved by Sub-Adviser in writing. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. Neither the Trust nor the Investment Adviser shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, the Trust will immediately terminate all use of the Mark and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark. The Trust agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto.

         D. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales documentation, promotional, marketing, advertising and other written, printed or electronic material or performance information or data prepared for distribution to shareholders of the Trust or the public, which include the Mark or refer to the Trust, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof. Investment Adviser shall not use any such materials which include the Mark without the Sub-Adviser's prior written approval; and Investment Adviser shall not use any such materials which do not include the Mark if the Sub-Adviser reasonably objects in writing within fifteen (15) business days (or such other time as may be mutually agreed upon) after Sub-Adviser's receipt thereof.

         6.       BROKERAGE.

                  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of Trust securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Trust, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will Trust securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

                  C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of Trust securities by the Trust shall be placed in accordance with the standards set forth in the Advisory Agreement.

         7.       OWNERSHIP OF RECORDS.

         Sub-Adviser shall maintain all books and records required to be maintained by Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Trust. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-Adviser hereby agrees (i) to preserve for the periods prescribed by Rule 31a-3 under the 1940 Act any records that it maintains for the Trust that are required to be maintained by Rule 31a-1 under the 1940 Act, and (ii) to provide the Trust with access to or copies of any records that it maintains for the Trust upon reasonable request by the Trust.

         8.       REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         9.       SERVICES TO OTHER CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of Transamerica IDEX, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. Nothing in this Agreement shall impose upon Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Trust, any securities which the Sub-Adviser, or its officers, directors, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client. Sub-Adviser may give advice and take action with respect to any of its other accounts or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Trust.

         10.      SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

         The Sub-Adviser may (at its cost except as contemplated by Section 6 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Trust.

         11. LIABILITY OF SUB-ADVISER. Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Adviser, the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

         12.      REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                  B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and Transamerica IDEX with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Sub-Adviser has provided the Investment Adviser and Transamerica IDEX with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         13.      TERM OF AGREEMENT.

          This Agreement shall become effective as of the date of its execution and continue in effect for two years from its effective date, and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Transamerica IDEX Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Transamerica IDEX Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party. This Agreement may be terminated at any time, without payment of any penalty, by (i) Transamerica IDEX, or by a vote of the majority of the entire Transamerica IDEX Board of Trustees, or per the terms of an exemptive order - Release No. 23379 - under Section 6(c) of the Act from Section 15(a) and Rule 18f-2 under the Act, on at least 60 days' written notice to the Sub-adviser or
(ii) by the Sub-Adviser on 60 days' written notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         14.      NOTICES.

         Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the address below:

         If to Transamerica IDEX:

                  Transamerica IDEX Mutual Funds
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Investment Adviser:

                  AEGON/Transamerica Fund Advisers, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Sub-Adviser:

                  Great Companies, L.L.C.
                  635 Court Street, Suite 100
                  Clearwater, Florida 33756
                  Telephone:727-953-1700 or 800-538-5111
                  Fax 727-953-1714 or 800-572-0150

         15.      TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Trust, or per the terms of the exemptive order - Release No. 23379 - under Section 6(c) of the 1940 Act from Section 15(a) and Rule 18f-2 under the 1940 Act, on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. In addition, the Sub-Adviser may terminate this Agreement at any time, or preclude its renewal, without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         16.      AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Trust's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

         17.      MISCELLANEOUS.

                  A. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto (except for the letter agreement relating to the re-balancing of the Trust's assets and cash flows) and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. Interpretation. Nothing herein contained shall be deemed to require Transamerica IDEX to take any action contrary to its Trustor By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of Transamerica IDEX.

                  E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" (unless otherwise defined herein) shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


ATTEST:                           AEGON/TRANSAMERICA FUND ADVISERS, INC.


By:                                     By:
    -------------------                      ---------------------------------
Name:                                   Name:
Title:                                  Title:


ATTEST                                  Great Companies, L.L.C.


                                        By
-----------------------                    -----------------------------------
Name:                                   Name:
Title:                                  Title:

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A


                     FUND                           SUB-ADVISER COMPENSATION                  TERMINATION DATE
----------------------------------------------- ---------------------------------- ---------------------------------------
   TA IDEX TEMPLETON GREAT COMPANIES GLOBAL      0.35% of the first $500 million               April 30, 2006
                                                 of the Fund's average daily net
                                                 assets and 0.30% of assets over
                                                          $500 million*

*Great Companies will receive a portion of the sub-advisory fee based on the amount of assets that it manages; it receives 0.40% of the fee for the difference between the amount of assets it manages and those that Templeton manages for the first $500 million of the fund's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages in those breakpoint ranges).

                                    EXHIBIT C

            DIRECTORS AND PRINCIPAL OFFICER OF THE INVESTMENT ADVISER

The business address of each director and principal officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.

     NAME AND POSITION WITH THE
         INVESTMENT ADVISER                                              PRINCIPAL OCCUPATION/POSITION
------------------------------------- --------------------------------------------------------------------------------------------
Brian C. Scott, Director, President   Director, President & Chief Executive Officer, Transamerica IDEX Mutual Funds (TA IDEX),
and Chief Executive Officer           AEGON/Transamerica Series Fund, Inc. (ATSF); Transamerica Income Shares, Inc. (TIS),
                                      AEGON/Transamerica Investor Services, Inc. (ATIS) & AEGON/Transamerica Fund Services, Inc.
                                      (ATFS); President and Director, Transamerica Index Funds, Inc. (TIF); Chief Executive
                                      Officer, Transamerica Investors, Inc. (TII); Manager, Transamerica Investment Management,
                                      LLC (TIM); Chief Executive Officer, Transamerica Investors, Inc.; Director, President &
                                      Chief Executive Officer, Endeavor Management Co. (2001-2002)

Larry N. Norman, Director and         President and Chairman, Transamerica Life Insurance Company; Trustee of TA IDEX
Chairman                              (2002 - 2004); Director of ATSF (2002 -2004); Director, TIS (2002 - present);
                                      Director, TIF (2002 - present); Manager, TIM (March 2001 - present)

John K. Carter, Director, Sr. Vice    General Counsel, Sr. Vice President & Secretary, TA IDEX, ATSF & TIS; Vice President &
President and Secretary               Secretary, TIF; Vice President & Senior Counsel, Western Reserve Life Assurance Co. of
                                      Ohio (WRL); Director, General Counsel, Sr. Vice President & Secretary, ATIS & ATFS; Vice
                                      President, AFSG; Vice President, Secretary & Anti-Money Laundering Officer, TII; Vice
                                      President & Counsel (March 1997-May, 1999), Salomon Smith Barney

Kim D. Day, Sr. Vice President and    Vice President, Treasurer & Principal Financial Officer, TA IDEX, ATSF & TIS; Vice
Treasurer                             President & Treasurer, ATFS, ATFA, ATIS and TII; Asst. Vice President, WRL

Kyle A. Keelan, Sr. Vice President    Vice President - Operations, ATIS

Mr. Scott also serves as a Trustee of the Fund.

        DIRECTORS AND PRINCIPAL OFFICER OF TEMPLETON AND GREAT COMPANIES


                           NAME                        POSITIONS/OFFICES HELD WITH TEMPLETON
------------------------------------------- -------------------------------------------------------
Donald F. Reed                              Chief Executive Officer

Gary P. Motyl                               President

Martin L. Flanagan                          Executive Vice President and Chief Operating Officer

Gregory E. McGowan                          Executive Vice President and Secretary

Michael J. Corcoran                         Vice President and Controller

The principal business address for the above individuals is: 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

                           NAME                   POSITIONS/OFFICES HELD WITH GREAT COMPANIES
------------------------------------------- -------------------------------------------------------
John R. Kenney                              Chairman, Co-CEO, Member and Manager

James H. Huguet                             Co-CEO, Member, Manager and CIO

Jerome C. Vahl                              Manager

John C. Riazzi                              Manager

Raymond V. Ferrara                          Manager

The principal business address for the above individuals is 635 Court Street, Suite 100, Clearwater, FL 33756

No officer or Trustee of TA IDEX is an officer, employee, director or shareholder of Templeton or Great Companies. No officer or Trustee of TA IDEX owns securities or has any other material direct or indirect interest in Templeton or Great Companies.

                                    EXHIBIT D

The following table sets forth certain information regarding registered investment companies with similar investment objectives to those contemplated for the Fund that are advised or sub-advised by Great Companies.

                                                             NET ASSETS AS OF        ANNUAL MANAGEMENT
     NAME OF FUND WITH SIMILAR INVESTMENT OBJECTIVE         DECEMBER 31, 2003            FEE RATE
------------------------------------------------------- --------------------------- --------------------
          Imaxx Global Companies Fund (Canada)                  $1,315,495          0.50% of the first
                                                                                        $50 million

The following table sets forth certain information regarding registered investment companies with similar investment objectives to those contemplated for the Fund that are advised or sub-advised by Templeton.

                                                                                NET ASSETS AS OF DECEMBER    ANNUAL MANAGEMENT
                NAME OF FUND WITH SIMILAR INVESTMENT OBJECTIVE                    31, 2003 (IN MILLIONS)          FEE RATE
------------------------------------------------------------------------------- --------------------------- -------------------
         Templeton Institutional Funds, Inc. -- Foreign Equity Series                    $4,633.7                 0.62%

  Franklin Templeton Variable Insurance Products Trust -- Templeton Foreign              $1,125.6                 0.59%
                               Securities Fund

  Maxim Series Fund, Inc. -- Maxim Templeton International Equity Portfolio               $245.2                  0.50%

         Manufacturers Investment Trust -- International Value Trust                      $407.3                  0.47%

                American AAdvantage International Equity Fund                             $461.9                  0.28%

   Northwestern Mutual Series Fund, Inc. -- International Equity Portfolio                $795.8                  0.37%

            Mason Street Funds, Inc. -- International Equity Fund                         $169.3                  0.78%

           SunAmerica Series Trust - International Value Portfolio                        $85.5                   0.63%

                 Security Equity Fund - International Series                               $8.2                   0.63%

      AEGON/Transamerica Series Fund - Templeton Great Companies Global                   $22.5                   0.78%




                                       D-1